--------------------------------------------------------------------------------


                                             Delaware Investments
                                             --------------------
VALUE-EQUITY                                 A member of Lincoln Financial Group

--------------------------------------------------------------------------------



Annual Report 2002
--------------------------------------------------------------------------------
                                                   DELAWARE SMALL CAP VALUE FUND












[POWERED BY RESEARCH.(SM) LOGO]

TABLE
     OF CONTENTS


Letter to Shareholders                                          1

Portfolio Management Review                                     3

New at Delaware                                                 5

Performance Summary                                             6

Financial Statements:

  Statement of Net Assets                                       7

  Statement of Operations                                      10

  Statements of Changes in Net Assets                          11

  Financial Highlights                                         12

  Notes to Financial Statements                                16

  Report of Independent Auditors                               19

Board of Trustees/Officers                                     20


At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o    Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes

Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o    U.S. growth equity
o    U.S. value equity
o    U.S. fixed income
o    International and global
o    U.S. structured-approach equity products

The Independent Research Advantage

Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors

Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience

Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance

Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service

With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.


--------------------------------------------------------------------------------
Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

LETTER
     TO SHAREHOLDERS

                                                   Delaware Small Cap Value Fund
                                                   December 10, 2002

Recap of Events

The U.S. stock market over the past 12 months has endured a very difficult year. Despite indications of a gradual economic recovery from three quarters of recession in 2001, the market has been faced with acts of corporate malfeasance, accounting scandals, ongoing threats of terrorism and a possible military showdown in the Middle East. Any one of these incidents might be considered a challenge for the market, but when layered one upon the other, the market gave into such enormous pressures and stocks moved steadily lower through the spring and summer months of 2002.

The bearishness that dominated the market for much of the year gave way to bullishness late in the reporting period, as stock prices moved higher in a rather broad-based round of buying. The market enjoyed a sharp rebound from October 9 through the end of November, as investors may have finally gone through the long-awaited capitulation that is typical of market bottoms. During these seven weeks, the Dow Jones Industrial Average gained +22 percent, the Standard & Poor's (S&P) 500 Index rose +20 percent, and the Nasdaq Composite Index climbed +32 percent.

For its fiscal year ended November 30, 2002, your Fund returned +1.60% (Class A shares at net asset value with distributions reinvested). The Fund outperformed its benchmark index and peer group. The Russell 2000 Value Index declined -1.81% and the Lipper Small Cap Value Funds Average fell -1.80% during the same time period.

Market Outlook

Despite ongoing concerns about Iraq, the markets are experiencing a revitalized sense of optimism after two and a half years of pessimistic news from the economic and investment fronts. One possible reason the market appears ready to climb is that investors have already discounted many worst case scenarios. We are encouraged by this trend and, from our position, we see very attractive stock valuations across many sectors of the market. We have also witnessed some recent pullbacks in market volatility. Unfortunately, the level of fluctuating prices should continue to run in excess of where they stood just a decade ago.

Another reason might well involve a consensus that the economic recovery is in place and should continue moving forward. We believe that a gradually strengthening economy should lead to further improvement in corporate profitability, boosting the proverbial bottom line and correspondingly allowing stock prices to move higher. For some time, we have spoken about the generally improving investment environment, one that we believe holds promise for the future, even though it may not rival the 1990s bull market.



Total Return

For the period ended November 30, 2002                        One Year
Delaware Small Cap Value Fund-- Class A Shares                 +1.60%
Russell 2000 Value Index                                       -1.81%
Lipper Small Cap Value Funds Average (214 funds)               -1.80%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classesand a description of the index can be found on page 6. The Lipper Small Cap Value Funds Average represents the average return of small cap value mutual funds tracked by Lipper(Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Accordingly, we recommend that investors take advantage of this period of apparent renewal to meet with their investment professionals to ensure that their long-term financial goals have been updated and that the mix of investments within their portfolios, as with stock and bond funds, is properly aligned with those plans. Thank you for your continued confidence in, and your commitment to, Delaware Investments.

Sincerely,

/s/ David K. Downes
------------------------------
David K. Downes

President and Chief Executive Officer,
Delaware Investments Family of Funds

PORTFOLIO
     MANAGEMENT REVIEW
--------------------------------------------------------------------------------
                                                   Delaware Small Cap Value Fund
                                                   December 10, 2002


Fund Managers
Christopher S. Beck
Senior Portfolio Manager

The Fund's Results

Though growth stocks outperformed their value counterparts between early October and the end of November, your Fund's small cap value stocks were very much in favor for the year as a whole.

Delaware Small Cap Value Fund gained +1.60% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended November 30, 2002. The Fund outperformed its benchmark, the Russell 2000 Value Index, which lost -1.81% for the period, as well as its peer group, the Lipper Small Cap Value Funds Average, which dropped -1.80%.

Portfolio Highlights

During the fiscal year your Fund was positioned to profit from improving market conditions, and to snap up bargains that resulted when the market unfortunately dipped.

Though biotech stocks are not generally considered candidates for value investing, we bought stocks of biotech companies whose strong cash flow, balance sheets, and research and development pipelines, as well as modest cash "burn" rates, made them attractive to us. We purchased shares of Celgene, Abgenix, and SangStat Medical in July, and bought more SangStat Medical in November. Although these equities may be volatile, we are hopeful that their low market valuations and positive attributes will help them prove to be good buys over the long term.

Agricultural equipment maker Agco did well for us in the capital goods sector. The company's stock gained more than 70 percent during the period on the strength of agricultural spending, reasonably stable crop prices, low interest rates, and the Federal farm bill, which should likely aid the farming economy. Consumer service stocks also performed well. Rent-A-Center was our strongest performer in this category -- rising more than 60 percent for the year on increased earnings estimates.

Just as we experienced some very positive performing stocks during the period, we also experienced securities that detracted from Fund performance. We sold technology companies Merix Corporation and Nanometrics at a loss to fund the purchase of Storage Technology. We also took a loss of approximately 33 percent on the sale of outsourcing company Plexus Corp.

In the energy sector, we sold NUI Holding, a northern New Jersey gas utility, at a loss as it appeared that the company's fundamentals were changing for the worse. In the transportation sector, we completely sold our position of Continental Airlines in August at approximately half its purchase price.

Your Fund had been overweighted in basic industries, and we reduced this exposure by taking profits and selling companies we felt would do poorly moving forward. We sold container company Ball Corporation after it reached a valuation in excess of the Fund's standards, capturing a 51 percent gain in the process. We lost nearly the same amount when steel company Allegheny Technologies was liquidated due to fears of faltering earnings and the chance of a significant dividend reduction; this ultimately took place in November 2002.

--------------------------------------------------------------------------------
Delaware Small Cap Value Fund
Portfolio Characteristics
As of November 30, 2002

Beta*                                                           0.59
Average Price-to-Earnings Ratio**                              19.23
Median Market Capitalization                                 $810.70 million
Portfolio Turnover                                                47%
--------------------------------------------------------------------------------

* Beta is a measure of risk relative to the market. A number less than 1.0 meansless historical price volatility that the Index. A number higher than
   1.0 meansmore historical volatility.

** P/E is based on analysts' forward earnings estimates as reported by
   FirstCall/Thomson Financial.
--------------------------------------------------------------------------------

We also took profits in consumer cyclicals, selling homebuilders Pulte Homes and MDC Holdings. We continued to be overweighted in economically sensitive sectors, relative to our benchmark, while being underweighted in defensive-oriented sectors. In the last six months of the Fund's fiscal year, we increased our technology weighting slightly. We bought Storage Technology in October and since then, the stock has gained more than 100 percent. At the time of purchase, half of Storage Technology's market capitalization was in cash, and the company generated significant free cash flow even during the market downturn.

Outlook

We are heartened by the continuation of the economy's recovery. The Commerce Department's revision upwards of the third quarter's GDP growth rate from 3.1% to 4% was a positive sign to us that the expansion continues, as was recently released data about November's gains in durable goods orders and consumer spending. We have noticed of late that capital expenditure, which ran quite high in the later 1990s only to fall due to the ensuing capacity overhang, has begun to pick up, especially in the technology sector. We see this as an early yet promising sign that companies are gaining strength and in turn are willing and able to reinvest in themselves.

We believe the improving status of the economy should have a positive impact on equities moving forward, although the upside potential may not be like that of the late 1990s market. In light of such a market environment, we plan to continue our stringent security research discipline, which focuses on identifying and acquiring stocks with strong free cash flow, as we believe this management style has served your Fund well over time.

Top 10 Holdings
As of November 30, 2002

                                                                    Percentage
Company                                         Sector             of Net Assets
--------------------------------------------------------------------------------
   1. Pan Pacific Retail Properties                         REITs       2.49%
--------------------------------------------------------------------------------
   2. Pactiv                         Basic Industry/Capital Goods       2.13%
--------------------------------------------------------------------------------
   3. Constellation Brands               Food, Beverage & Tobacco       2.04%
--------------------------------------------------------------------------------
   4. Compass Bancshares                        Banking & Finance       1.96%
--------------------------------------------------------------------------------
   5. RenaissanceRe Holdings                            Insurance       1.85%
--------------------------------------------------------------------------------
   6. Ocean Energy                                         Energy       1.73%
--------------------------------------------------------------------------------
   7. Partner Re                                        Insurance       1.72%
--------------------------------------------------------------------------------
   8. KB Home                                   Consumer Durables       1.69%
--------------------------------------------------------------------------------
   9. W.R. Berkley                                      Insurance       1.67%
--------------------------------------------------------------------------------
  10. Associated Bancorp                        Banking & Finance       1.61%
--------------------------------------------------------------------------------


Top 10 Sectors
As of November 30, 2002

                                                              Percentage
Sector                                                       of Net Assets
--------------------------------------------------------------------------------
   1. Basic Industry/Capital Goods                              20.68%
--------------------------------------------------------------------------------
   2. Technology                                                 9.58%
--------------------------------------------------------------------------------
   3. Insurance                                                  8.78%
--------------------------------------------------------------------------------
   4. Energy                                                     7.55%
--------------------------------------------------------------------------------
   5. Banking & Finance                                          7.05%
--------------------------------------------------------------------------------
   6. REITs                                                      6.50%
--------------------------------------------------------------------------------
   7. Retail                                                     6.44%
--------------------------------------------------------------------------------
   8. Healthcare & Pharmaceuticals                               5.60%
--------------------------------------------------------------------------------
   9. Consumer Durables                                          4.94%
--------------------------------------------------------------------------------
  10. Food, Beverage & Tobacco                                   4.49%
--------------------------------------------------------------------------------

NEW
     AT DELAWARE

--------------------------------------------------------------------------------
IT'S ALMOST
   TAX TIME AGAIN

                                                               [e.delivery LOGO]

Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient. Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!

Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DELAWARE
     SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Basics
As of November 30, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$ 320.94 million
--------------------------------------------------------------------------------
Number of Holdings:
110
--------------------------------------------------------------------------------
Fund Start Date:
June 24, 1987
--------------------------------------------------------------------------------

Your Fund Manager:

Christopher S. Beck holds a bachelor's degree from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been in the investment business for 20 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DEVLX
Class B  DEVBX
Class C  DEVCX

--------------------------------------------------------------------------------

Fund Performance
Average Annual Total Returns
Through November 30, 2002       Lifetime    10 Years     Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 6/24/87)
Excluding Sales Charge           +11.98%     +10.03%       +2.91%      +1.60%
Including Sales Charge           +11.56%      +9.38%       +1.70%      -4.24%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge            +8.98%                   +2.20%      +0.91%
Including Sales Charge            +8.98%                   +1.83%      -2.75%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge            +8.80%                   +2.21%      +0.91%
Including Sales Charge            +8.80%                   +2.21%      -0.01%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months.

They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 6/24/87), 10-year, five-year, and one-year periods ended November 30, 2002 for Delaware Small Cap Value Fund's Institutional Class were +12.21%, +10.37%, +3.23%, and +1.88%, respectively. The Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Institutional Class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEVIX


                      Performance of a $10,000 Investment
                  November 30, 1992 through November 30, 2002

                            Delaware Small Cap Value
                              Fund Performance of
                            $10,000 Investment Chart


                                 Small Cap Value        Russell 2000
                                 Class A Shares        Value Index
                30-Nov-92           $9,426              $10,000
                30-Nov-93          $11,179              $12,529
                30-Nov-94          $10,868              $12,289
                30-Nov-95          $13,081              $15,438
                30-Nov-96          $15,580              $18,709
                30-Nov-97          $21,248              $24,602
                30-Nov-98          $19,660              $23,074
                30-Nov-99          $19,166              $22,747
                30-Nov-00          $20,514              $25,997
                30-Nov-01          $24,138              $30,953
                30-Nov-02          $24,523              $27,671


Chart assumes $10,000 invested on November 30, 1992 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Value Index is an unmanaged composite that measures the stocks of small, value-oriented companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

--------------------------------------------------------------------------------
STATEMENT
     OF NET ASSETS
                                                   Delaware Small Cap Value Fund
                                                   November 30, 2002
--------------------------------------------------------------------------------

                                                          Number of     Market
                                                           Shares       Value
--------------------------------------------------------------------------------
Common Stock - 95.63%
--------------------------------------------------------------------------------
Aerospace & Defense - 2.04%
*+Armor Holdings                                             70,400 $  1,008,128
 +DRS Technologies                                           99,800    3,329,328
*+Herley Industries                                         108,800    1,632,000
 +Integrated Defense Technologies                            43,400      588,938
                                                                    ------------
                                                                       6,558,394
                                                                    ------------

Banking & Finance - 7.05%
  Associated Bancorp                                        154,405    5,177,200
  Colonial BancGroup                                        353,700    4,300,992
  Commercial Federal                                        133,200    2,990,340
  Compass Bancshares                                        195,100    6,305,632
  Riggs National                                            175,700    2,712,808
 +Sterling Financial                                         59,160    1,134,097
                                                                    ------------
                                                                      22,621,069
                                                                    ------------

Basic Industry/Capital Goods - 20.68%
  A.O. Smith                                                 93,700    2,497,105
 +Agco                                                      167,600    4,045,864
  Crane                                                     148,000    3,044,360
*+Crown Cork & Seal                                         297,400    2,569,536
  Federal Signal                                            225,400    4,273,584
  Florida Rock Industries                                    85,100    3,404,851
*+Freeport McMoRan Copper & Gold Class B                    142,500    2,208,750
  Gibraltar Steel                                            08,000    2,089,800
  Granite Construction                                      108,700    1,847,900
 +Griffon                                                   344,160    4,284,792
  H.B. Fuller                                               105,600    3,059,232
  Harsco                                                     88,400    2,732,444
 +Jacobs Engineering Group                                  128,000    4,647,680
  Kaydon                                                    150,900    3,179,463
 *MacDermid                                                 148,100    3,318,921
 +Mueller Industries                                         76,300    2,214,989
 +Pactiv                                                    330,000    6,830,999
  Spartech                                                   90,900    1,700,739
*+Terex                                                     148,302    1,833,013
 +Tetra Tech                                                111,700    1,385,080
 *Texas Industries                                           74,800    1,847,560
 *Universal Forest Products                                  45,100      970,552
  Wausau-Mosinee Paper                                      207,300    2,396,388
                                                                    ------------
                                                                      66,383,602
                                                                    ------------

Business Services - 1.85%
 +Bell Microproducts                                        111,800      829,668
 +Handleman                                                 198,400    2,232,000
 +United Stationers                                          88,300    2,873,282
                                                                    ------------
                                                                       5,934,950
                                                                    ------------

Cable, Media & Publishing - 0.68%
  Belo (A. H.)                                               94,200    2,184,498
                                                                    ------------
                                                                       2,184,498
                                                                    ------------

--------------------------------------------------------------------------------

                                                          Number of     Market
                                                           Shares       Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Consumer Durables - 4.94%
 +Furniture Brands International                            142,400 $  3,987,200
  KB Home                                                   121,600    5,434,304
  La-Z-Boy                                                  106,300    2,673,445
 +Lear                                                       76,900    2,821,461
 +WCI Communities                                            82,800      938,124
                                                                    ------------
                                                                      15,854,534
                                                                    ------------

Consumer Services - 2.31%
 +Rare Hospitality International                            161,700    4,328,709
 +Rent-A-Center                                              62,100    3,085,687
                                                                    ------------
                                                                       7,414,396
                                                                    ------------

Energy - 7.55%
 +Cal Dive International                                    148,800    3,438,768
 *Chesapeake Energy                                         403,500    2,796,255
 +Comstock Resources                                        310,200    2,618,088
 +Grey Wolf                                                 528,000    2,011,680
*+Magnum Hunter Resources                                   336,300    1,933,725
 Ocean Energy                                               293,900    5,537,076
 Southwest Gas                                              147,200    3,267,840
 +Westport Resources                                        128,500    2,636,820
                                                                    ------------
                                                                      24,240,252
                                                                    ------------

Food, Beverage & Tobacco - 4.49%
  Bunge Limited                                             112,700    2,766,785
 +Constellation Brands                                      278,100    6,540,912
 +International Multifoods                                  129,900    2,595,402
 +Jack in the Box                                           123,900    2,492,868
                                                                    ------------
                                                                      14,395,967
                                                                    ------------

Healthcare & Pharmaceuticals - 5.60%
*+Abgenix                                                   247,800    2,297,106
 +Celgene                                                    76,800    1,903,104
 +Community Health Systems                                  144,300    2,965,365
  Cooper Companies                                          140,800    3,956,480
 *Owens & Minor                                             146,200    2,412,300
 +Pharmaceutical Resources                                   88,800    2,486,400
 +SangStat Medical                                          134,400    1,962,240
                                                                    ------------
                                                                      17,982,995
                                                                    ------------

Insurance - 8.78%
  AmerUs Group                                              109,400    3,506,270
  Arthur J. Gallagher                                       110,600    3,115,602
  Harleysville Group                                        125,700    3,297,111
  PartnerRe                                                 108,900    5,509,251
*+Platinum Underwriters Holdings                             57,900    1,488,030
  RenaissanceRe Holdings                                    145,400    5,925,050
  W.R. Berkley                                              135,300    5,344,350
                                                                    ------------
                                                                      28,185,664
                                                                    ------------

Real Estate - 0.87%

  The St. Joe Company                                        93,000    2,776,050
                                                                    ------------
                                                                       2,776,050
                                                                    ------------

--------------------------------------------------------------------------------
STATEMENT
     OF NET ASSETS (CONTINUED)

                                                   Delaware Small Cap Value Fund
--------------------------------------------------------------------------------
                                                          Number of     Market
                                                           Shares       Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
REITs - 6.50%
  Chelsea Property Group                                     65,800 $  2,252,992
  Keystone Property Trust                                   129,300    2,172,240
  Mack-Cali Realty                                           95,300    2,859,000
  Pan Pacific Retail Properties                             224,200    8,003,940
  Prentiss Properties Trust                                 113,500    3,120,115
  Reckson Associates Realty                                 120,500    2,452,175
                                                                    ------------
                                                                      20,860,462
                                                                    ------------

Retail - 6.44%
*+Barnes & Noble                                            149,100    3,529,197
 *+Bebe Stores                                              114,800    1,538,320
 +Department 56                                              91,700    1,125,159
 +Goody's Family Clothing                                   217,200      949,381
*+Oakley                                                    186,100    2,521,655
  Phillips-Van Heusen                                       165,800    2,180,270
 +Shoe Carnival                                              84,900    1,262,463
 +Sports Authority                                          128,800    1,096,088
 +Take-Two Interactive Software                             118,800    3,555,684
 +Whitehall Jewellers                                        65,200      723,720
  Wolverine World Wide                                      130,000    2,173,600
                                                                    ------------
                                                                      20,655,537
                                                                    ------------

Technology - 9.58%
 +Actel                                                     151,700    2,917,191
 +Amdocs Limited                                            255,600    2,939,400
*+ASM International N.V                                     208,800    3,090,240
 +Comverse Technology                                       209,700    2,531,079
 *Inter-Tel                                                 131,300    3,296,943
 +International Rectifier                                    96,500    2,408,640
*+Lawson Software                                           410,700    2,028,858
*+Photon Dynamics                                            71,200    2,509,800
 +Photronics                                                 96,900    1,532,958
 +Storage Technology                                        152,300    3,364,307
  Symbol Technologies                                       175,400    1,804,866
 +Veeco Instruments                                         166,700    2,325,465
                                                                    ------------
                                                                      30,749,747
                                                                    ------------

Telecommunications - 0.35%
 *Tele Centro Oeste Celular
    Participacoes ADR                                       289,500    1,114,575
                                                                    ------------
                                                                       1,114,575
                                                                    ------------

Transportation - 4.05%
  Alexander & Baldwin                                       175,200    4,315,176
 +Arkansas Best                                              96,600    2,822,749
 +Kirby                                                     104,600    2,646,380
 +SCS Transportation                                         59,800      524,446
 +Yellow                                                     90,600    2,692,632
                                                                    ------------
                                                                      13,001,383
                                                                    ------------

Utilities - 1.87%
  Black Hills                                                56,800    1,467,144
 +El Paso Electric Company                                  181,900    1,864,475
  PNM Resources                                             112,600    2,657,360
                                                                    ------------
                                                                       5,988,979
                                                                    ------------

Total Common Stock (cost $268,807,636)                               306,903,054
                                                                    ------------

--------------------------------------------------------------------------------
                                                          Number of     Market
                                                           Shares       Value
--------------------------------------------------------------------------------
Warrants - 0.00%

 +Magnum Hunter Resources                                    49,500   $   13,365
                                                                    ------------
Total Warrants (cost $0)                                                  13,365
                                                                    ------------



                                                          Principal
                                                           Amount
--------------------------------------------------------------------------------
Repurchase Agreements - 3.97%
--------------------------------------------------------------------------------
  With BNP Paribas 1.32%
    12/2/02 (dated 11/29/02,
    collateralized by $997,000
    U.S. Treasury Notes 4.25% due
    11/15/03, market value $1,024,829,
    $1,716,000 U.S. Treasury Notes
    3.00% due 11/30/03,
    market value $1,767,322,
    and $1,425,000 U.S. Treasury Bonds
    12.00% due 5/15/05,
    market value $1,762,219)                             $4,462,000    4,462,000
  With J. P. Morgan Securities 1.30%
    12/2/02 (dated 11/29/02,
    collateralized by $3,931,000
    U.S. Treasury Bills due 4/3/03,
    market value $3,915,210)                              3,828,000    3,828,000
  With UBS Warburg 1.33%
    12/2/02 (dated 11/29/02,
    collateralized by $4,446,000
    U.S. Treasury Notes 3.00% due
    1/31/04, market value $4,561,764)                     4,462,000    4,462,000
                                                                    ------------
Total Repurchase Agreements
  (cost $12,752,000)                                                  12,752,000
                                                                    ------------

Total Market Value of Securities - 99.60%
(cost $281,559,636)                                                  319,668,419
Receivables and Other Assets
Net of Liabilities - 0.40%                                             1,267,262
                                                                    ------------
Net Assets Applicable to 11,973,737
Shares Outstanding - 100.00%                                        $320,935,681
                                                                    ------------


Net Asset Value -- Delaware Small Cap Value Fund
  Class A ($180,695,327 / 6,663,143 Shares)                               $27.12
                                                                    ------------

Net Asset Value -- Delaware Small Cap Value Fund
  Class B ($86,640,792 / 3,299,676 Shares)                                $26.26
                                                                    ------------

Net Asset Value -- Delaware Small Cap Value Fund
  Class C ($34,140,217 / 1,300,727 Shares)                                $26.25
                                                                    ------------

Net Asset Value -- Delaware Small Cap Value Fund
  Institutional Class ($19,459,345 / 710,191 Shares)                      $27.40
                                                                    ------------

--------------------------------------------------------------------------------
STATEMENT
     OF NET ASSETS (CONTINUED)

                                                   Delaware Small Cap Value Fund
--------------------------------------------------------------------------------

Components of Net Assets at November 30, 2002:
Shares of beneficial interest
  (unlimited authorization-- no par)                                $273,118,839
Accumulated net realized gain on investments                           9,708,059
Net unrealized appreciation of investments                            38,108,783
                                                                    ------------
Total net assets                                                    $320,935,681
                                                                    ------------

Net Asset Value and Offering Price per Share -
Delaware Small Cap Value Fund
Net asset value Class A (A)                                               $27.12
Sales charge (5.75% of offering price, or 6.08%
  of amount invested per share) (B)                                         1.65
                                                                          ------
Offering price                                                            $28.77
                                                                          ------


(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

*Fully or partially on loan. See Note 7 in "Notes to Financial Statements." +Non-income producing security for the year ended November 30, 2002.

Summary of Abbreviations:
ADR -- American Depositary Receipts
REITs -- Real Estate Investment Trusts


See accompanying notes

--------------------------------------------------------------------------------
STATEMENT
     OF OPERATIONS
                                                   Delaware Small Cap Value Fund
                                                   Year Ended November 30, 2002
--------------------------------------------------------------------------------

Investment Income:

  Dividends                                            $4,548,307
  Interest                                                306,432
  Security lending income                                  81,057    $4,935,796
                                                      -----------

Expenses:

  Management fees                                       2,594,500
  Distribution expenses-- Class A                         590,599
  Distribution expenses-- Class B                         945,371
  Distribution expenses-- Class C                         358,292
  Dividend disbursing and transfer agent
    fees and expenses                                   1,482,482
  Reports and statements to shareholders                  169,705
  Accounting and administration expenses                  151,322
  Registration fees                                        56,500
  Professional fees                                        53,911
  Trustees' fees                                           14,357
  Custodian fees                                           13,396
  Other                                                    89,768     6,520,203
                                                      -----------
  Less expenses paid indirectly                                          (9,148)
                                                                    -----------
  Total expenses                                                      6,511,055
                                                                    -----------
Net Investment Loss                                                  (1,575,259)
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments                                   10,377,973
  Net change in unrealized appreciation/depreciation
    of investments                                                   (8,631,264)
                                                                    -----------
Net Realized and Unrealized Gain on Investments                       1,746,709
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                   $171,450
                                                                    -----------


See accompanying notes

--------------------------------------------------------------------------------
STATEMENTS
     OF CHANGES IN NET ASSETS

                                                   Delaware Small Cap Value Fund
--------------------------------------------------------------------------------


                                                               Year Ended

                                                         11/30/02        11/30/01
Increase (Decrease) in Net Assets from Operations:
  Net investment loss                                    $ (1,575,259)   $    (75,672)
  Net realized gain on investments                         10,377,973      29,713,962
  Net change in unrealized appreciation/depreciation
    of investments                                         (8,631,264)     11,921,366
                                                         ------------    ------------
  Net increase in net assets resulting from operations        171,450      41,559,656
                                                         ------------    ------------

Dividends and Distributions to Shareholders:
  From net investment income:
    Class A                                                      --          (151,816)
    Institutional Class                                          --           (41,829)

  In excess of net investment income:
    Class A                                                      --          (259,265)
    Institutional Class                                          --           (18,690)

  From net realized gain on investments:
    Class A                                               (17,247,310)     (6,061,962)
    Class B                                                (8,097,635)     (2,405,669)
    Class C                                                (3,057,305)       (847,523)
    Institutional Class                                    (1,580,182)       (436,987)
                                                         ------------    ------------
                                                          (29,982,432)    (10,223,741)
                                                         ------------    ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                70,648,350      51,935,717
    Class B                                                32,584,526      34,424,569
    Class C                                                13,692,546      14,364,457
    Institutional Class                                     9,590,718       9,440,903

  Net asset value of shares issued upon reinvestment
   of dividends and distributions:
    Class A                                                16,160,406       6,104,223
    Class B                                                 7,394,694       2,222,790
    Class C                                                 2,807,911         800,851
    Institutional Class                                     1,580,182         501,323
                                                        -------------    ------------
                                                          154,459,333     119,794,833
                                                        -------------    ------------

  Cost of shares repurchased:
  Class A                                                 (73,037,419)    (46,066,782)
  Class B                                                 (27,817,580)    (18,386,222)
  Class C                                                 (10,835,304)     (6,841,518)
  Institutional Class                                      (8,642,412)     (4,230,519)
                                                        -------------    ------------
                                                         (120,332,715)    (75,525,041)
                                                        -------------    ------------

Increase in net assets derived from capital
  share transactions                                       34,126,618      44,269,792
                                                        -------------    ------------
Net Increase in Net Assets                                  4,315,636      75,605,707

Net Assets:

  Beginning of year                                       316,620,045     241,014,338
                                                        -------------    ------------
  End of year                                           $ 320,935,681    $316,620,045
                                                        -------------    ------------


See accompanying notes

FINANCIAL
     HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                            --------------------------------------------------------------------------------
                                                                    Delaware Small Cap Value Fund Class A
                                                                                  Year Ended
                                            --------------------------------------------------------------------------------
                                              11/30/02         11/30/01         11/30/00         11/30/99         11/30/98
                                            ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period        $     29.350     $     25.980     $     24.680     $     25.480     $     29.790

Income (loss) from investment operations:

Net investment income (loss)(1)                   (0.060)           0.059            0.091            0.098            0.215
Net realized and unrealized gain (loss)
  on investments                                   0.574            4.429            1.594           (0.735)          (2.285)
                                            ------------     ------------     ------------     ------------     ------------
Total from investment operations                   0.514            4.488            1.685           (0.637)          (2.070)
                                            ------------     ------------     ------------     ------------     ------------

Less dividends and distributions:
From net investment income                          --             (0.026)          (0.080)          (0.163)          (0.140)
In excess of net investment income                  --             (0.045)            --               --               --
From net realized gain on investments             (2.744)          (1.047)          (0.305)            --             (2.100)
                                            ------------     ------------     ------------     ------------     ------------
Total dividends and distributions                 (2.744)          (1.118)          (0.385)          (0.163)          (2.240)
                                            ------------     ------------     ------------     ------------     ------------

Net asset value, end of period              $     27.120     $     29.350     $     25.980     $     24.680     $     25.480
                                            ------------     ------------     ------------     ------------     ------------

Total return(2)                                     1.60%           17.66%            7.04%           (2.51%)          (7.47%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)     $    180,696     $    182,925     $    151,044     $    209,886     $    271,192
Ratio of expenses to average net assets             1.63%            1.58%            1.68%            1.60%            1.39%
Ratio of net investment income (loss)
  to average net assets                            (0.21%)           0.21%            0.37%            0.38%            0.81%
Portfolio turnover                                    47%              72%              56%              37%              38%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 2002, 2001, 2000, and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                            ---------------------------------------------------------------------------
                                                                  Delaware Small Cap Value Fund Class B
                                                                              Year Ended
                                            ---------------------------------------------------------------------------
                                              11/30/02        11/30/01        11/30/00        11/30/99        11/30/98
                                            -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period        $    28.680     $    25.520     $    24.340     $    25.140     $    29.460

Income (loss) from investment operations:

Net investment income (loss)(1)                  (0.252)         (0.138)         (0.079)         (0.081)          0.052
Net realized and unrealized gain (loss)
  on investments                                  0.576           4.345           1.564          (0.719)         (2.272)
                                            -----------     -----------     -----------     -----------     -----------
Total from investment operations                  0.324           4.207           1.485          (0.800)         (2.220)
                                            -----------     -----------     -----------     -----------     -----------

Less dividends and distributions:
From net realized gain on investments            (2.744)         (1.047)         (0.305)           --            (2.100)
                                            -----------     -----------     -----------     -----------     -----------
Total dividends and distributions                (2.744)         (1.047)         (0.305)           --            (2.100)
                                            -----------     -----------     -----------     -----------     -----------

Net asset value, end of period              $    26.260     $    28.680     $    25.520     $    24.340     $    25.140
                                            -----------     -----------     -----------     -----------     -----------

Total return(2)                                    0.91%          16.83%           6.27%          (3.18%)         (8.08%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)     $    86,641     $    83,648     $    58,156     $    76,894     $    83,899
Ratio of expenses to average net assets            2.33%           2.28%           2.38%           2.30%           2.09%
Ratio of net investment income (loss)
  to average net assets                           (0.91%)         (0.49%)         (0.33%)         (0.32%)          0.11%
Portfolio turnover                                   47%             72%             56%             37%             38%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 2002, 2001, 2000, and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                            ---------------------------------------------------------------------------
                                                                 Delaware Small Cap Value Fund Class C
                                                                               Year Ended
                                            ---------------------------------------------------------------------------
                                              11/30/02        11/30/01        11/30/00        11/30/99        11/30/98
                                            -----------     -----------     -----------     -----------     -----------

Net asset value, beginning of period        $    28.670     $    25.510     $    24.320     $    25.120     $    29.440

Income (loss) from investment operations:

Net investment income (loss)(1)                  (0.251)         (0.135)         (0.079)         (0.081)          0.036
Net realized and unrealized gain (loss)
  on investments                                  0.575           4.342           1.574          (0.719)         (2.256)
                                            -----------     -----------     -----------     -----------     -----------
Total from investment operations                  0.324           4.207           1.495          (0.800)         (2.220)
                                            -----------     -----------     -----------     -----------     -----------

Less dividends and distributions:
From net realized gain on investments            (2.744)         (1.047)         (0.305)           --            (2.100)
                                            -----------     -----------     -----------     -----------     -----------
Total dividends and distributions                (2.744)         (1.047)         (0.305)           --            (2.100)
                                            -----------     -----------     -----------     -----------     -----------

Net asset value, end of period              $    26.250     $    28.670     $    25.510     $    24.320     $    25.120
                                            -----------     -----------     -----------     -----------     -----------

Total return(2)                                    0.91%          16.88%           6.27%          (3.19%)         (8.08%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)     $    34,140     $    31,823     $    20,822     $    25,818     $    31,041
Ratio of expenses to average net assets            2.33%           2.28%           2.38%           2.30%           2.09%
Ratio of net investment income (loss)
  to average net assets                           (0.91%)         (0.49%)         (0.33%)         (0.32%)          0.11%
Portfolio turnover                                   47%             72%             56%             37%             38%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 2002, 2001, 2000, and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                            --------------------------------------------------------------------------------
                                                             Delaware Small Cap Value Fund Institutional Class
                                                                                  Year Ended
                                            --------------------------------------------------------------------------------
                                              11/30/02         11/30/01         11/30/00         11/30/99         11/30/98
                                            ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period        $     29.540     $     26.130     $     24.830     $     25.640     $     29.950

Income (loss) from investment operations:

Net investment income(1)                           0.026            0.144            0.165            0.174            0.160
Net realized and unrealized gain (loss)
  on investments                                   0.578            4.458            1.600           (0.741)          (2.150)
                                            ------------     ------------     ------------     ------------     ------------
Total from investment operations                   0.604            4.602            1.765           (0.567)          (1.990)
                                            ------------     ------------     ------------     ------------     ------------

Less dividends and distributions:
From net investment income                          --             (0.100)          (0.160)          (0.243)          (0.220)
In excess of net investment income                  --             (0.045)            --               --               --
From net realized gain on investments             (2.744)          (1.047)          (0.305)            --             (2.100)
                                            ------------     ------------     ------------     ------------     ------------
Total dividends and distributions                 (2.744)          (1.192)          (0.465)          (0.243)          (2.320)
                                            ------------     ------------     ------------     ------------     ------------

Net asset value, end of period              $     27.400     $     29.540     $     26.130     $     24.830     $     25.640
                                            ------------     ------------     ------------     ------------     ------------

Total return(2)                                     1.88%           18.09%            7.35%           (2.23%)          (7.16%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)     $     19,459     $     18,224     $     10,992     $     10,936     $    113,930
Ratio of expenses to average net assets             1.33%            1.28%            1.38%            1.30%            1.09%
Ratio of net investment income to average
  net assets                                        0.09%            0.51%            0.67%            0.68%            1.11%
Portfolio turnover                                    47%              72%              56%              37%              38%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 2002, 2001, 2000, and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

--------------------------------------------------------------------------------
NOTES
     TO FINANCIAL STATEMENTS

                                                   Delaware Small Cap Value Fund
                                                   November 30, 2002
--------------------------------------------------------------------------------


Delaware Group Equity Funds V (the "Trust") is organized as a Delaware business trust and offers three series: Delaware Retirement Income Fund, Delaware Small-Cap Contrarian Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (the "Fund").The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Prior to November 18, 2002, the Class B contingent deferred sales charge declined from 5% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S.

government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $8,302 for the year ended November 30, 2002. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2002 were approximately $846. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreementsand Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by the Institutional Class shares.

--------------------------------------------------------------------------------
NOTES
     TO FINANCIAL STATEMENTS (CONTINUED)

                                                   Delaware Small Cap Value Fund
--------------------------------------------------------------------------------

2. Investment Management, Administration Agreementsand Other Transactions with Affiliates (continued)

At November 30, 2002, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                  $11,953
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC             97,278
  Other expenses payable to DMC and affiliates               12,239


For the year ended November 30, 2002, DDLP earned $72,378 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2002, the Fund made purchases of $161,194,061 and sales of $154,549,337 of investment securities other than short-term investments.

At November 30, 2002, the cost of investments for federal income tax purposes was $281,682,553. At November 30, 2002, net unrealized appreciation was $37,985,866 of which $55,740,945 related to unrealized appreciation of investments and $17,755,079 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2002 and 2001, were as follows:

                                                             Year Ended

                                                   11/30/02            11/30/01
                                                 -----------         -----------
  Ordinary income                                $      --           $ 1,171,623
  Long-term capital gains                         29,982,432           8,774,163
  Tax return of capital/in excess                       --               277,955
                                                 -----------         -----------
  Total                                          $29,982,432         $10,223,741
                                                 -----------         -----------

As of November 30, 2002 the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                     $273,118,839
  Undistributed long-term capital gain                                 9,830,976
  Net unrealized appreciation of investments                          37,985,866
                                                                    ------------
  Net assets                                                        $320,935,681
                                                                    ------------

5. Capital Shares

Transactions in capital shares were as follows:

                                                             Year Ended

                                                     11/30/02          11/30/01
Shares sold:
  Class A                                           2,374,998         1,816,496
  Class B                                           1,133,854         1,224,026
  Class C                                             482,202           509,840
  Institutional Class                                 329,019           324,925

Shares issued upon reinvestment of
dividends and distributions:

  Class A                                             585,947           230,035
  Class B                                             275,100            85,024
  Class C                                             104,496            30,530
  Institutional Class                                  56,861            18,598
                                                   ----------        ----------
                                                    5,342,477         4,239,474
                                                   ----------        ----------
Shares repurchased:

  Class A                                          (2,530,736)       (1,626,738)
  Class B                                          (1,025,600)         (671,404)
  Class C                                            (395,887)         (246,802)
  Institutional Class                                (292,537)         (147,298)
                                                   ----------        ----------
                                                   (4,244,760)       (2,692,242)
                                                   ----------        ----------
Net increase                                        1,097,717         1,547,232


For the years ended Novermber 30, 2002 and 2001, 4,059 Class B shares were converted to 3,937 Class A shares valued at $105,307, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

6. Lines of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2002, or at any time during the year.

7. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated

--------------------------------------------------------------------------------
NOTES
     TO FINANCIAL STATEMENTS (CONTINUED)

                                                   Delaware Small Cap Value Fund
--------------------------------------------------------------------------------


7. Securities Lending (continued)

in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at November 30, 2002 was $23,098,116 and $23,553,050 respectively.

8. Credit and Market Risk

The Fund invests a significant portion of its assets in small- and medium- sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

9. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distribution for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2002, the Fund designates distributions paid during the year as follows:

      (A)               (B)
   Long-Term          Ordinary
 Capital Gains         Income          Total          (C)
 Distributions     Distributions   Distributions   Qualifying
  (Tax Basis)       (Tax Basis)     (Tax Basis)    Dividends(1)
 -------------     -------------   -------------   -----------
   100%                  --            100%             --

(A)  and (B) are based on a percentage of the Fund's total distributions.
(C)  Is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deductions.

REPORT
     OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V - Delaware Small Cap Value Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Value Fund (the "Fund") as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Small Cap Value Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP
Ernst & Young LLP



Philadelphia, Pennsylvania
January 3, 2003

BOARD OF TRUSTEES/OFFICERS
     OF DELAWARE INVESTMENTS FAMILY OF FUNDS

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the Fund. The independent fund trustees, in particular, are advocates for shareholder interests.

The following is a list of the Trustees/Officers and certain background and related information.


                                                                              Principal            Number of             Other
        Name,                    Position(s)                               Occupation(s)       Portfolios in Fund    Directorships
       Address                    Held with         Length of Time             During           Complex Overseen        Held by
   and Birthdate                    Fund(s)             Served               Past 5 Years          by Trustee           Trustee
-----------------------------------------------------------------------------------------------------------------------------------

Interested Trustees

   David K. Downes(2)              President,        10 Years -            Mr. Downes has             107      Director/President -
   2005 Market Street          Chief Executive     Executive Officer     served in various                        Lincoln National
   Philadelphia, PA                Officer,                             executive capacities                  Convertible Securities
   19103                       Chief Financial     4 Years - Trustee     at different times                       Fund, Inc.
                             Officer and Trustee                      at Delaware Investments(1)
   January 8, 1940                                                                                              Director/President -
                                                                                                                  Lincoln National
                                                                                                                  Income Fund, Inc.

Independent Trustees

   Walter P. Babich                Trustee          15 Years               Board Chairman -           107            None
   2005 Market Street                                                  Citadel Constructors, Inc.
   Philadelphia, PA                                                         (1989 - Present)
   19103

   October 1, 1927

   John H. Durham                  Trustee          24 Years(3)          Private Investor             107         Trustee -
   2005 Market Street                                                                                           Abington Memorial
   Philadelphia, PA                                                                                            Hospital Foundation
   19103

   August 7, 1937                                                                                              President/Director -
                                                                                                                22 WR Corporation

   John A. Fry                     Trustee          2 Years                 President -               89(4)         Director -
   2005 Market Street                                                Franklin & Marshall College                 Sovereign Bancorp
   Philadelphia, PA                                                    (June 2002 - Present)
   19103

                                                                     Executive Vice President -                     Director -
                                                                     University of Pennsylvania                   Sovereign Bank
   May 28, 1960                                                       (April 1995 - June 2002)


                                                                              Principal            Number of             Other
        Name,                    Position(s)                               Occupation(s)       Portfolios in Fund    Directorships
       Address                    Held with         Length of Time             During           Complex Overseen        Held by
   and Birthdate                    Fund(s)             Served               Past 5 Years          by Trustee           Trustee
-----------------------------------------------------------------------------------------------------------------------------------

Independent Trustees (continued)

   Anthony D. Knerr                Trustee          13 Years          Founder/Managing Director -     107              None
   2005 Market Street                                                 Anthony Knerr & Associates
   Philadelphia, PA                                                     (Strategic Consulting)
   19103                                                                   (1990 - Present)

   December 7, 1938

   Ann R. Leven                    Trustee          14 Years        Treasurer/Chief Fiscal Officer -  107            Director -
   2005 Market Street                                                  National Gallery of Art                 Recoton Corporation
   Philadelphia, PA                                                        (1994 - 1999)
   19103                                                                                                             Director -
                                                                                                                   Systemax, Inc.
   November 1, 1940
                                                                                                                  Director - Andy
                                                                                                                 Warhol Foundation

   Thomas F. Madison               Trustee          9 Years               President/Chief             107       Director - Valmont
   2005 Market Street                                                   Executive Officer -                      Industries, Inc.
   Philadelphia, PA                                                      MLM Partners, Inc.
   19103                                                             (Small Business Investing                    Director - ACI
                                                                          and Consulting)                        Telecentrics Inc.
   February 25, 1936                                                 (January 1993 - Present)
                                                                                                                Director - Digital
                                                                                                                     River Inc.

                                                                                                                Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans                Trustee          4 Years           Vice President Treasurer -      107              None
   2005 Market Street                                                      3M Corporation
   Philadelphia, PA                                                    (July 1995 - Present)
   19103
                                                                        Ms. Yeomans has held
   July 31, 1948                                                         various management
                                                                     positions at 3M Corporation
                                                                            since 1983

Officers

   Jude T. Driscoll(5)         Executive Vice       2 Years          President and Chief Executive    107              None
   2005 Market Street          President and                        Officer of Delaware Investments
   Philadelphia, PA              Head of                               (January 2003 - Present)
   19103                       Fixed-Income

                                                                     Executive Vice President and
   March 10, 1963                                                      Head of Fixed-Income of
                                                                    Delaware Investment Advisers,
                                                                         a series of Delaware
                                                                      Management Business Trust
                                                                     (August 2000 - January 2003)

                                                                      Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                      Conseco Capital Management
                                                                      (June 1998 - August 2000)

                                                                         Managing Director -
                                                                     NationsBanc Capital Markets
                                                                      (February 1996 - June 1998)


                                                                              Principal            Number of             Other
        Name,                    Position(s)                               Occupation(s)       Portfolios in Fund    Directorships
       Address                    Held with         Length of Time             During           Complex Overseen        Held by
   and Birthdate                    Fund(s)             Served               Past 5 Years          by Trustee           Trustee
-----------------------------------------------------------------------------------------------------------------------------------

Officers (continued)

   Richelle S. Maestro      Senior Vice President,       4 Years       Ms. Maestro has served in      107             None
   2005 Market Street       Deputy General Counsel                   various executive capacities
   Philadelphia, PA              and Secretary                         at different times at
   19103                                                               Delaware Investments.

   November 26, 1957

   Michael P. Bishof        Senior Vice President        7 Years       Mr. Bishof has served in       107             None
   2005 Market Street          and Treasurer                         various executive capacities
   Philadelphia, PA                                                     at different times at
   19103                                                                Delaware Investments.

   August 18, 1962


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(5) Effective January 2003, Mr. Driscoll began serving as chief executive officer of the Fund's manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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                                       23

                      This page intentionally left blank.

Delaware Investments
 FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group

Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth

Fund Value-Equity Group

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group

(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds

Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group

Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Growth Allocation Portfolio
   Delaware Balanced Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group

Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government
Fund Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware                                          DGF
Investments(SM)                                   Listed
------------------------------------              NYSE
A member of Lincoln Financial Group(R)            THE NEW YORK STOCK EXCHANGE

This annual report is for the information of Delaware Investments Global Dividend and Income Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.



Board of Directors                              Affiliated Officers                         Contact Information

Walter P. Babich                                Jude T. Driscoll                            Investment Manager
Board Chairman                                  Chief Executive Officer                     Delaware Management Company
Citadel Constructors, Inc.                      Delaware Management Holdings, Inc.          Philadelphia, PA
King of Prussia, PA                             Philadelphia, PA
                                                                                            International Affiliate
David K. Downes                                 Michael P. Bishof                           Delaware International Advisers Ltd.
President and Chief Executive Officer           Senior Vice President/Treasurer             London, England
Delaware Investments Family of Funds            Delaware Investments Family of Funds
Philadelphia, PA                                                                            Principal Office of the Fund
                                                Richelle S. Maestro                         2005 Market Street
John H. Durham                                  Senior Vice President/Deputy General        Philadelphia, PA 19103
Private Investor                                Counsel/Secretary
Gwynedd Valley, PA                              Delaware Investments Family of Funds        Independent Auditors
                                                                                            Ernst & Young LLP
John A. Fry                                                                                 2001 Market Street
President                                                                                   Philadelphia, PA 19103
Franklin & Marshall College
Lancaster, PA                                                                               Registrar and Stock Transfer Agent
                                                                                            Mellon Investor Services, LLC
Anthony D. Knerr                                                                            Overpeck Centre
Consultant                                                                                  85 Challenger Road
Anthony Knerr & Associates                                                                  Ridgefield, NJ 07660
New York, NY                                                                                800 851-9677

Ann R. Leven+                                                                               For Securities Dealers and
Former Treasurer                                                                            Financial Institutions
National Gallery of Art                                                                     Representatives Only
Washington, DC                                                                              800 362-7500

Thomas F. Madison+                                                                          Web site
President and Chief Executive Officer                                                       www.delawareinvestments.com
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans+
Vice President and Treasurer
3M Corporation
St. Paul, MN



(7080)                                                        Printed in the USA
AR-021 [11/02] VGR 1/03                                                    J8880